RELEASE OF ALL CLAIMS

FOR AND IN CONSIDERATION of the issuance to MAYNARD MOE, an individual, by Covol Technologies, Inc., ("Covol"), (formerly Environmental Technologies Group International, formerly Enviro-Fuels, Inc.), of 30,000 shares of Covol restricted common stock, the undersigned, MAYNARD MOE, and his successors, and any other party in privity with the undersigned, do

HEREBY RELEASE AND FOREVER DISCHARGE Covol and their agents, employees, employers, principals, partners, and all others in privity with said Releases (agreeing parties) of and from any and all claims, demands, rights, liens, damages, injuries, losses, contracts, covenants, suits, causes of action, expenses, judgments, orders and liabilities of any kind and nature, whether now known or unknown, suspected or unsuspected, foreseen or unforeseen, and whether or not concealed and hidden, which may have existed or may not have existed, or which can, may or shall hereafter exist or which have accrued or may hereafter accrue, on account of, or in any way relating to the services, purchases, sales, loans and all other transactions between the undersigned (including any party related to or in privity with the undersigned) and Covol (including any of Covol's predecessors).

The undersigned does hereby state that this is a full and final Release in accord with its terms, applying to all unknown, unanticipated and unsuspected injuries, damages claims and expenses as set forth above, arising out of the above incidents, as well as to those now known or disclosed.

It is understood and agreed, and the undersigned does hereby state that reliance is placed wholly upon his and his attorney's judgment, belief and knowledge as to the nature, cause, extent, and duration of any injuries and damages; and that no statement with regard thereto made by the Releases has in any way influenced the making of this compromise settlement and the execution of this Release.

It is understood and agreed that this offer and/or compromise shall not be deemed or construed as an admission of liability as to any of the agreeing parties.

Having read and understood the terms of this Release of All Claims, and in witness whereof, the undersigned has hereunto set his hand this 13th day of September, 1996.


                                /s/ Maynard Moe
                                   MAYNARD MOE

SUBSCRIBED AND SWORN TO before me this 13th day of September, 1996.


                                    /s/ Asael T. Sorensen
                                        NOTARY PUBLIC
                                        Residing in: Utah County

My Commission Expires: 2/09/00